EXHIBIT 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of August 1, 2007 (this “Amendment”), to the Credit Agreement referred to below is by and among (a) THE PENN TRAFFIC COMPANY, a Delaware corporation, PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (collectively referred to herein as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders; (d) THE CIT GROUP/BUSINESS CREDIT, for itself as Lender, and as Documentation Agent for Lenders; and (e) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2.            Amendment to Section 1.9(c) of the Credit Agreement. Section 1.9(c) of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by deleting the percentage “1.00%” appearing therein and inserting in lieu thereof the percentage “2.00%”.

3.            Amendment to Section 6.8(e) of the Credit Agreement. Section 6.8(e) of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by deleting the proviso at the end thereof and replacing it with the following:

“provided, further, that Borrowers may sell and transfer or otherwise dispose of assets in connection with the closing and sale of those stores listed on Schedule 1 to the Second Amendment, so long as such sale or other disposition otherwise complies with each of the conditions set forth in clauses (iii), (iv), (vi), (x) and (xi) of this Section 6.8(e) as reasonably determined by Agent, and such store closures shall not be included in clause (i) of this Section 6.8(e) for any purpose.”

4.	Amendments to Annex A of the Credit Agreement.

(a)          Annex A of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by inserting the following new definition in alphabetical order therein:

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of August 1, 2007, among Agent, Lenders and Borrowers, and acknowledged and agreed to by each of the other Credit Parties.

“Second Amendment Effective Date” means the date on which the conditions precedent to the effectiveness of the Second Amendment are satisfied, which date is August 1, 2007.

(b)          Annex A of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by amending and restating the definition of “Covenant Testing Event” in its entirety to read as follows:

“‘Covenant Testing Event’ means any time Excess Availability is less than (i) $27,500,000 for four (4) consecutive days or (ii) $25,000,000 on any day.”

5.            Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a)          The execution, delivery and performance of this Amendment and the performance of the Credit Agreement by such Credit Party: (i) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

(b)          This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c)          This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d)	No Default or Event of Default has occurred and is continuing.

(e)          The representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Second Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

6.            Additional Agreements. The Lenders hereby authorize and consent to the Agent entering into an amendment to the SREF Intercreditor Agreement substantially in the form attached hereto as Exhibit A.

7.            No Other Amendments/Waivers. Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8.            Waiver of Claims. Each of the Credit Parties hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided that, such Credit Party does not waive any Claim solely to the extent such Claim relates to the Agent’s or any Lender’s gross negligence or willful misconduct.

9.            Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

10.          Effectiveness. This Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”) only upon satisfaction in full in the judgment of Agent of each of the following conditions:

(a)          Amendment. Agent shall have counterpart signature pages of this Amendment duly executed and delivered by each of Agent, Requisite Lenders and the Credit Parties.

(b)          Payment of Fees and Expenses. Borrowers shall have paid to Agent all costs, fees and expenses invoiced and owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

(c)          Amendment to Supplemental Real Estate Facility. Agent shall have received evidence that Borrowers have received a duly executed amendment to the Supplemental Real Estate Facility, in substantially the form attached hereto as Exhibit B.

(d)          Amendment to SREF Intercreditor Agreement. Agent shall have received, in form and substance satisfactory to Agent, an amendment to the SREF Intercreditor Agreement as executed and delivered by Agent and Supplemental Real Estate Facility Agent, and acknowledged and agreed to by each of the Credit Parties.

(e)          Representations and Warranties. The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the Second Amendment Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

11.          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.          Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS THE PENN TRAFFIC COMPANY
By:	/s/
Name: Title:

PENNY CURTISS BAKING COMPANY, INC
By:	/s/
Name: Title:

BIG M SUPERMARKETS, INC.
By:	/s/
Name: Title:

LENDERS GENERAL ATLANTIC CAPITAL CORPORATION, as Agent and Lender
By:	/s/
Duly Authorized Signatory

BANK OF AMERICA, N.A. as Lender
By:	/s/
Name: Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and Lender
By:	/s/
Name: Title:

WACHOVIA CAPITAL CORPORATION (NEW ENGLAND) (f/k/a CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)), as Lender
By:	/s/
Name: Title:

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.
By:	/s/
Name: Title:

PENNWAY EXPRESS, INC.
By:	/s/
Name: Title:

COMMANDER FOODS INC.
By:	/s/
Name: Title:

P AND C FOOD MARKETS INC. OF VERMONT
By:	/s/
Name: Title:

P.T. DEVELOPMENT, LLC
By:	/s/
Name: Title:

P.T. FAYETTEVILLE/UTICA, LLC
By:	/s/
Name: Title: